                                                                   Exhibit 10.75

                    Information Management Associates, Inc.
                              One Corporate Drive
                               Shelton, CT 06484


                                                                    July 1, 1997

Wand Partners Inc.,
Wand (IMA) Inc.,
Wand/IMA Investments, L.P.,
Wand/IMA Investments II L.P.,
Wand/IMA Investments III L.P.
   and Thomas F. Hill
630 Fifth Avenue
Suite 2435
New York, NY 10111

        Re:  IMA Initial Public Offering
             ---------------------------

Dear Sirs:

     As described in previous notices to you, Information Management Associates, Inc. (the "Company") has filed a registration statement with the Securities and Exchange Commission (the "Registration Statement") with respect to a proposed initial public offering of its common stock (the "Offering"). This letter agreement amends and restates the letter agreement dated March 6, 1997 among the securityholders named herein and the Company. In connection with the Offering, the Company proposes to effect a 2.25-for-1 split of its common stock (the "Stock Split"). Based on said Stock Split, the proposed offering price per share in the Offering is presently contemplated to be between $11.00 and $13.00 per share (the "Price Range"). The agreements of the undersigned securityholders under paragraphs 1 and 2 below are subject to the condition precedent that the Offering constitute a Qualified Public Offering as defined herein. "Qualified Public Offering" means an underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, in which (i) the offering price per share for the Common Stock (assuming a 2.25-for-1 stock split and subject to proportional adjustment in the event of a different stock split) is at least $11.00 per share; (ii) the aggregate proceeds to the Company and any selling shareholders exceed $20 million; and (iii) the offering is completed prior to September 30, 1997. If the Offering does not constitute a

Qualified Public Offering, the undersigned securityholders shall have no obligations under paragraphs 1 and 2 hereof. By signing this letter and returning it to the Company, each of you agrees with the Company as follows:

     Each of the undersigned securityholders is the owner of the number of shares of Series A Senior Convertible Preferred Stock ("Series A Preferred Stock") and Series B Senior Convertible Preferred Stock ("Series B Preferred Stock") and Warrants to purchase Common Stock ("Warrants") of the Company described below:


---------------------------------------------------------------------------
                                                              Number of
                                                                Shares
Name of Holder                      Title of Security        (Pre-Split)
---------------------------------------------------------------------------
Wand/IMA Investments, L.P.       Series A Preferred Stock             3,750
                                 Warrants                           148,120
---------------------------------------------------------------------------
Wand/IMA Investments II L.P.     Series A Preferred Stock               750
                                 Series B Preferred Stock               354
---------------------------------------------------------------------------
Wand/IMA Investments III L.P.    Series B Preferred Stock             3,996
---------------------------------------------------------------------------
Wand Partners Inc.               Warrant                             20,680
---------------------------------------------------------------------------
Thomas F. Hill                   Warrant                             23,810
---------------------------------------------------------------------------

     1.   Conversion of Preferred Stock.  In order to facilitate the Offering,
          -----------------------------
each of the undersigned securityholders hereby elects to convert all of the shares of Series A Preferred Stock and Series B Preferred Stock held by such securityholder into shares of Common Stock as of the date and time of closing of the Offering, at the Series A Conversion Price and the Series B Conversion Price, respectively (as such terms are defined in paragraph 4 of the Company's Certificate of Incorporation). Each of the undersigned securityholders further agree to surrender to the Company the certificates representing all of the Series A Preferred Stock and Series B Preferred Stock held by such securityholder, which shall be held, prior to conversion, by the Company as Custodian, pursuant to the Custody Agreement to be provided to the undersigned securityholders after the filing of the Registration Statement.

     2.   Exercise of Warrants.  Each of the undersigned agrees to exercise all
          --------------------
Warrants held by the undersigned on a cashless basis pursuant to the provisions of Section 1.6 of the Warrants as of the date and time of closing of the Offering. In connection with such exercise, each of the undersigned agrees that, as used in Section 1.6 of the Warrants, the term "Current Market Price" at the time of exercise of the Warrants, shall mean the initial public offering price of the Common Stock as set forth on the cover page of the final prospectus issued in connection with the Offering.

     3.   Stock Split Adjustments.  Pursuant to the Stock Split, the Series A
          -----------------------
Conversion Price, the Series B Conversion Price and the exercise prices of the Warrants held by the undersigned securityholders shall be adjusted pursuant to the Stock Split as described below.

--------------------------------------------------------------------------------
          (a) Warrant No. W-3 held by Thomas F. Hill (the "Hill Warrant") to purchase 23,810 shares of Common Stock at a purchase price per share of $0.90 shall be adjusted in accordance with Section 2 of the Hill Warrant as follows:
--------------------------------------------------------------------------------

Warrant Price:                 $0.90     x          1,908,173       =      $0.40
                                                    ---------
                                                    4,293,389
--------------------------------------------------------------------------------
Number of Shares Issuable:    23,810     x          $0.90/3/        =     53,572
                                                    --------
                                                    $0.40/4/
--------------------------------------------------------------------------------

          (b) Warrant No. W-4 held by Wand/IMA Investments, L.P. (the "Wand/IMA Warrant") to purchase 148,120 shares of Common Stock is adjusted in accordance with Section 2 of the Wand/IMA Warrant as follows:
--------------------------------------------------------------------------------

Warrant Price:                 $0.90     x          1,908,173       =      $0.40
                                                    ---------
                                                    4,293,389
--------------------------------------------------------------------------------
Number of Shares Issuable:   148,120     x          $0.90/3/        =    333,270
                                                    --------
                                                    $0.40/4/
--------------------------------------------------------------------------------

          (c) Warrant No. W-5 held by Wand Partners Inc. (the "Wand Partners Warrant") to purchase 20,860 shares of Common Stock is adjusted in accordance with Section 2 of the Wand Partners Warrant as follows:
--------------------------------------------------------------------------------

Warrant Price:                 $3.00     x          1,908,173       =   $1.33333
                                                    ---------
                                                    4,293,389
--------------------------------------------------------------------------------
Number of Shares Issuable:    20,680     x          $3.00/3/        =     46,530
                                                  -----------
                                                  $1.33333/4/
--------------------------------------------------------------------------------

          (d) The Series A Conversion Price and Series B Conversion Price are adjusted as follows:
--------------------------------------------------------------------------------

Series A Conversion Price      $11.00    x          1,908,173       =     $4.889
                                                    ---------
                                                      4,500
--------------------------------------------------------------------------------
Wand/IMA                      3,750      x     $1,000 Stated Value  =    767,028
Investments, L.P.            shares            -------------------
                                                     4.889
--------------------------------------------------------------------------------
Wand/IMA                     750 shares  x     $1,000 Stated Value  =    153,405
Investments II L.P.                            -------------------       -------
                                                     4.889
--------------------------------------------------------------------------------
Aggregate Common Stock upon Conversion of Series A Preferred Stock:  920,433
--------------------------------------------------------------------------------
Series B Conversion Price      $16.00    x          1,908,173       =     $7.111
                                                    ---------
                                                    4,293,389
================================================================================

--------------------------------------------------------------------------------
Wand/IMA                     354 shares  x     $1,000 Stated Value  =     49,782
Investments II L.P.                            -------------------
                                                        7.111
--------------------------------------------------------------------------------
Wand/IMA                     3,996       x     $1,000 Stated Value  =    561,946
Investments III L.P.         shares            -------------------       -------
                                                        7.111
--------------------------------------------------------------------------------
Aggregate Common Stock upon Conversion of Series B Preferred Stock:  611,728
--------------------------------------------------------------------------------

/1/  (Pre-split shares outstanding)

/2/  (Post-split shares outstanding)

/3/  (Pre-split warrant exercise price per share)

/4/  (Post-split warrant exercise price per share)
--------------------------------------------------------------------------------
     This notice is the notice referred to in and is given pursuant to Section 6 of the Warrants and Section 1.11 of paragraph 4 of the Company's Certificate of Incorporation.


                                 Very truly yours,

                                 Information Management Associates, Inc.



                                 By: /s/ Gary R. Martino
                                    ------------------------------------
                                     Gary R. Martino
                                     Chairman of the Board and Chief Financial
                                     Officer


AGREED TO AND ACCEPTED BY:

Wand/IMA Investments, L.P.

By:  Wand Partners Inc., its General Partner



By:  /s/ Bruce W. Schnitzer
     ------------------------------------
     Bruce W. Schnitzer
     Chairman

Wand/IMA Investments II L.P.

By:  Wand Partners Inc. and Wand (IMA) Inc., its General Partners



By:  /s/ Bruce W. Schnitzer
     ------------------------------------
     Bruce W. Schnitzer
     Chairman

By:  Wand (IMA) Inc., its General Partner



By:  /s/ Bruce W. Schnitzer
     ------------------------------------
     Bruce W. Schnitzer
     Chairman

Wand/IMA Investments III L.P.

By:  Wand (IMA) Inc., its General Partner



By:  /s/ Bruce W. Schnitzer
     ------------------------------------
     Bruce W. Schnitzer
     Chairman

Wand Partners Inc.


By:  /s/ Bruce W. Schnitzer
     -------------------------------------
     Bruce W. Schnitzer
     Chairman


/s/ Thomas F. Hill
------------------------------------------
Thomas F. Hill